EXHIBIT 10.12

                     CONVERTIBLE NOTE PURCHASE AGREEMENT



                                                                  March 16, 1998



SBC Warburg Dillon Read Inc.
677 Washington Blvd.
Stamford, CT 06901

Dear Sirs:

     Columbia Laboratories, Inc. (the "Company") wishes to confirm its arrangement with you in connection with the issuance to you today, against payment in immediately available funds of the purchase price of 00.0% of the principal amount thereof, of a convertible subordinated note in the form attached hereto as Annex IV (the "Convertible Note"), in the aggregate principal amount of $10,000,000 and convertible initially into 628,931 fully paid and non-assessable shares (the "Shares", and together with the Convertible Note, the "Securities") of the Company's Common Stock, par value $.Ol per share (the "Common Stock"), subject to adjustment as set forth in the Convertible Note. In consideration of your purchase of the Convertible Note, the Company will pay to you, in immediately available funds, a fee of 3.0% of the principal amount thereof, which shall be netted against the purchase price of the Convertible Note.

     Simultaneously with the issuance of the Convertible Note pursuant to this Agreement, you and the Company have entered into a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), pursuant to which the Company has agreed to register the Shares under certain circumstances. All capitalized terms not defined herein shall have the meaning ascribed in the Convertible Note.

     1. AGREEMENT TO ISSUE AND ACCEPT. On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company agrees to issue to you, and you agree to accept from the Company, the Convertible Note against payment of the above-specified purchase price therefor. The closing of the issuance and acceptance of the Convertible Note against such payment shall take place on the date hereof, at which time the Company shall deliver to you a certificate representing the Convertible Note, against delivery by you of a wire transfer of the

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purchase price to the Company's account No. 2090001613844 at First Union
National Bank, ABA #063 000 021, Jacksonville, Florida, Attention: Coconut Grove Branch, Account Name: Columbia Laboratories, Inc.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the representations and warranties to you set forth on Annex I hereto.

     3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

          (a) It is purchasing the Securities for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act of 933 (the "Act").

          (b) It is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by, reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

          (c) It understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and the Purchaser's compliance with, its representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the Purchaser's eligibility to purchase the Securities;

          (d) It acknowledges that it has been furnished with copies of the Company's Exchange Act Reports (as defined below).

          (e) It acknowledges that in making its decision to purchase the Securities the Purchaser has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the terms and conditions of the private placement of the Securities by the Company.

          (f) It understands that the Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to the Purchaser of the Securities and have not confirmed or determined the adequacy or accuracy of any such documents or instruments.

          (g) This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Purchaser and are valid and binding agreements of it enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

     4. AGREEMENTS OF PURCHASER. You covenant and agree with the Company that:

          (a) You will not offer, sell, assign, hypothecate or otherwise transfer the Convertible Note except (i) pursuant to an effective registration statement under the Act, (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or (iii) in offshore transactions within the meaning and meeting the requirements of Rule 903 under the Act.

          (b) You will not offer, sell, assign, hypothecate or otherwise transfer any Shares issued upon conversion of the Convertible Note except
     (i) pursuant to an effective registration statement under the Act; (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or (iii) irl an offshore transaction within the meaning and meeting the requirements of Rule 903 under the Act.

     5. CONDITIONS. Your obligations under this Agreement shall be subject to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the closing of the purchase and sale of the Convertible Note, the condition that the Company shall have performed all of its, obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) Counsel for the Company specified in Annex 11 hereto shall have furnished to you their respective written opinions, dated the date of such closing, in form and substance satisfactory to you, to the effect set forth in Annex 11 hereto.

          (b) On the date of such closing, the Company shall have furnished to you such appropriate further information, certificates and documents as you may reasonably request.

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     6. MISCELLANEOUS.

     (a) This Agreement shall be binding upon, and inure solely to the benefit of, you and the Company and the respective executors, administrators, successors and assigns; thereof, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of the Convertible Note from you shall be deemed a successor or assign by reason merely of such purchase.

     (b) Any notice or other communication required or permitted to be given hereunder may be given by personal delivery, transmitted by facsimile, sent by, nationally-recognized overnight courier or mailed by, pre-paid certified mail, return receipt requested, or may be given by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):

                  If to the Company, to:

                  Columbia Laboratories, Inc.
                  2665 South Bayshore Drive
                  Miami, Florida 33133

                  Attention: David Weinberg
                  Telephone Number: (305) 860-1692
                  Facsimile Transmission Number: (305) 860-1671

                  If to SBC Warburg Dillon Read Inc., to:

                  SBC Warburg Dillon Read Inc.
                  677 Washington Blvd.
                  Stamford, CT 06901
                  Attention: General Counsel Capital Markets
                  Telephone: (203) 719-3000
                  Facsimile: (203) 719-6097


or to such other address or number arid to the attention of such other person as either party may designate by written notice to the other party. Any notice or other communication required or permitted hereunder shall be effective only upon actual receipt, in the case of personal delivery facsimile transmission, overnight courier or certified mail, or upon actual receipt of written confirmation, in the case of notice by telephone.

     (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (d) Time shall be of the essence in the performance of this Agreement.

     (e) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                      Very truly yours,

                                      COLUMBIA LABORATORIES, INC.


                                      By: /s/ DAVID L. WIENBERG
                                         -----------------------
                                         Name: David L. Weinberg
                                         Title: Vice President


Accepted as of the date hereof:

SBC Warburg Dillon Read Inc.


By: /s/ DAVID P. STOWELL
   ------------------------
   Name:  David P. Stowell
   Title: Managing Director



By: /s/ DANIEL COLEMAN
   ------------------------
   Name:  Daniel Coleman
   Title: Managing Director
          Convertibles

                                                                         ANNEX I


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     (a) Each of the Comapny's Annual Report on Form 1O-K for the year ended December 31, 1997, and each report filed by the Company pursuant to the Exchange Act after the filing of such Annual Report on Form 1O-K (collectively, the "Exchange Act Reports") conformed in all material respects when it was filed with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder; and no such document, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a materila fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assesable and not subject to any preemptive or similar rights; the Shares initially issuable upon conversion of the Convertible Note have been duly and validly authorized and reserved for issuance out of the Company's authorized and unissued shares of Common Stock and, when issued and delivered on conversion in accordance with the provisions of the Convertible Note, will be duly and validly issued, fully paid and non-assesable and will conform to the description of the Common Stock contained in Annex III to this Agreement.

     (c) The Convertible Note has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Company; and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the parties thereto, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and the issuance and delivery of the Convertible Note will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Comapny or any of its subsidiaries, or any material agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries; or their respective property in any case which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise, stockholders' equity, properties or results of operations of the Company and its subsidiaries, taken as a whole; and, except (i) as required pursuant to the Registration Rights Agreement, or
(ii) for the disclosure required to be included in the Comapny's next
Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form
10-Q, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company and the consummation of the transactions contemplated hereby and thereby.

     (e) Except as otherwise set forth in the Exchange Act Reports, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which, if determined adversely to the Company or its subsidiaries, might have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

     (f) The Company is not, and the Company covenants that at any time when the Convertible Note is outstanding it will not be, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1 940, as amended.

     (g) When the Convertible Note is issued and delivered pursuant to this, Agreement, the Convertible Note will not be of the same class (within the meaning of Rule 144A under the Securities Act of 1933) as securities which are listed on a national securities exchange registered under Section (3 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (h) The Company is, and the Company covenants that while the Convertible
Note is outstanding it will remain, subject to Section 13 or 15(d) of the Exchange Act.

     (i) Neither the Company nor any person acting on its behalf has offered or sold the Convertible Note by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act.

                                                                        ANNEX II

                           OPINION OF COMPANY COUNSEL

         (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business and to own, lease and operate its properties as described in the Exchange Act Reports.

         (b) All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

         (c) The Shares initially issuable upon conversion of the Convertible Note have been duly authorized and reserved for issuance and when issued and delivered upon conversion in accordance with the provisions of the Convertible Note, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights.

         (d) This Agreement has been duly authorized, executed and delivered by the Company.

         (e) The Convertible Note has been duly authorized, executed, issued and delivered, and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (f) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that such counsel need express no opinion with respect to Section 6 of such Agreement.

         (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Annex III of this Agreement.

         (h) Except (i) as required pursuant to the Registration Rights Agreement, or (ii) for the disclosure required to be included in the Company's next Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form 10-Q, or (iii) Federal and state securities or Blue Sky laws, as to which no opinion is expressed, no consent, approval, authorization or order of, or filing or registration with, any court or New York, Delaware or Federal governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company and the consummation of the transactions contemplated by this Agreement and thereby.

     (i) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any material agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any New York, Delaware corporate of Federal law or administrative regulation (other than Federal and state securities or Blue Sky laws, as to which no opinion is expressed), or court decree applicable to the Company or its properties of which such counsel is aware, in any case which is reasonably likely to have a Material Adverse Effect.

     (j) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

                                                                       ANNEX III

                          DESCRIPTION OF COMNION STOCK


          The holders of Common Stock are entitled to one vote for each share of such stock held of record by them and may not cumulate votes. This means that the holders of more than 50% of the shares; voting for the election of directors can elect all of the directors if they choose to do so; and, in such event, the holders of the remaining shares will not be able to elect any person to -the Board of Directors. The holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, subject to the prior rights of preferred stockholders, if any, and in the event of liquidation, dissolution or winding up of the Company, to share ratably in all assets remaining after payment of liabilities and after payment of any preferential amounts to which holders of preferred stock are entitled. Holders of shares Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock.

          THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UUNITED STATES AND OTHER JURISDICTIONS.

                           COLUMBIA LABORATORIES, INC.

             7 1/8% CONVERTIBLE SUBORDINATED NOTE DUE MARCH 15, 2005

No. R-1                                                             $10,000,000

          Columbia Laboratories, Inc., a corporation duly organized and existing under the laws of the state of Delaware (the "Company") for value received, hereby promises to pay to SBC Warburg Dillon Read Inc., or registered assigns, the principal sum of Ten Million Dollars ($10,000,000) on March 15, 2005 and to pay interest thereon, from March 16, 1998, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 1998 at the rate of 7 1/8% per annum, until the principal hereof is due, and at the rate of 7 1/8% per annum on any over due principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will be paid to the person in whose name this Security (or on or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the March 1 or September 1 (whether or not a business day), as the case may be next preceding such interest payment date. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at its office at 2665 South Bayshore Drive, Miami, Florida 33133 (or such other office within the United States as shall be notified by the Company to the holder hereof) (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by transfer to a U.S. dollar account maintained by the payee with a the payee with a bank in the United States of America. Payment of interest on this Security may be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Company security register, or, upon written application by the holder to the Company setting forth wire instructions not later ,than the relevant record date, by transfer to a U.S. dollar account (such a transfer to be made only if the holder shall have furnished wire instructions in writing to the Company no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the 'United States of America.

          1. REDEMPTION. This Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after March 15, 2001, as a whole or in part (in any amount that is an integral multiple of $1000) at the election of the Company, at a redemption price of 100% the principal amount thereof, together with accrued interest to the redemption date.

          2. CONVERSION. (a) The holder of this Security is entitled at any time and before the close of business on March 15, 2005 (or, in case this Security or a portion hereof is called for redemption or the holder hereof has exercised his right to require the Company to repurchase this Security or a portion hereof, then in respect of this Security or such portion hereof, as the case may be, until and including, but (unless the Company default in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the redemption date or the Repurchase Date, as the case may be) to convert this Security (or any Portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company), at the rate of 62.8931 shares of Company Stock for each $1,000 principal amount of Security (or at the current adjusted rate if an adjustment has been made as provided below) (the "Conversion Rate") by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Designated Office, accompanied by written notice to the Company that the holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted). Upon surrender of this Security for conversion, the holder will be entitled to receive the interest accruing on the principal amount of this Security then being converted from the interest payment date next preceding the date of such conversion to such date of conversion. No payment or adjustment is to be made on conversion for dividend on the Common Stock issued on conversion hereof. No fractions of shares or scrip representing fraction of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay cash adjustment, computed on the basis of the Closing price of the Common Stock on the date of conversion, or, at its option, the Company shall round up the next higher whole share.

          (b) The Conversion Rate shall be subject to adjustments from time to time as follows:

          (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Determination Date for such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and the denominator shall be the sum of such number of shares and the total number of shares constitution such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock field in the treasury of the Company.

          (2) Subject to the last sentence of paragraph (7) of this Section 2(b), in case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on the Determination Date for such distribution (other than Common Stock issued pursuant to employee stock option or stock incentive plans), the Conversion Rate in effect at the opening of business on the (lay following such Determination Date shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) Subject to the last sentence of paragraph (7) of this 2(b), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this
     Section 2(b) (ii) any dividend or distribution paid exclusively in cash,
     (iii) any dividend or distribution referred to in paragraph (1) of this
     Section 2(b) and (iv) any merger or consolidation to which Section 2(h) applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which the numerator shall be, the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less the then fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such, Determination ]Date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (,4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section 2(b).

          (5) In case the Company shall, by dividend or otherwise, make a (,ash Distribution, then, and in each such case, immediately after the close of business on the Determination Date for such Cash Distribution, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such Determination Date by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an, amount equal to the quotient of (1) the amount of such Cash Distribution divided by (2) the number of shares of Common Stock outstanding on such Determination Date and
     (b) the denominator of which shall be equal to the current market price per share (determined as provided by paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date.

          (6) In case the Company or any Subsidiary shall make an Excess Purchase Payment, then, and in each such case, immediately prior to the opening of business on the day after the tender offer in respect of which such Excess Purchase Payment is to be made expires, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such tender offer by a fraction (a) the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding (including any tendered shares) at such Determination Date less (B) the amount of such Excess Purchase Payment and
     (b) the denominator of which shall be equal to the product of (X) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 2(b) as of such Determination Date multiplied by (Y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Determination Date less the number of all shares validly tendered and not withdrawn as of the Determination Date.

          (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 2(h) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the Determination Date), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 2(b)). Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants
     (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are :also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 2(b) not be deemed issued until the occurrence of the earliest Trigger Event.

          (8) For the purpose of any computation under paragraphs (2), (4), (5) or (6) of this Section 2(b) the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex" date, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (9) No adjustment in the Conversion Rate shill be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; PROVIDED, HOWEVER, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be.

          (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term in addition to those required by paragraph (10, (2), (3), (4), (5) and (6) of this Section 2(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

          (11) In addition to the foregoing adjustments, as of the opening of business on the reset Date, the Conversion Rate will be adjusted to equal $1,000 divided by the product of 1.20 and the average Closing Price of the Common Stock for the immediately preceding five Trading Days, provided that such Conversion Rate computed pursuant to this paragraph (11) shall not be less than 52.4109 nor exceed 78.6164. The adjustment required pursuant to this paragraph (11) will not be subject to the limitation set forth in paragraph (9) of this Section 2(b). Upon surrender of this Security to the Company at any time after the Reset Date, the Company will issue in exchange a new Security of like tenor and principal amount, but restated to reflect the new Conversion Rate.

          (c) Whenever the Conversion Rate is adjusted as provided in Section 2(b), the Company shall compute the adjusted Conversion Rate in accordance with
Section 2(b) and shall prepare a certificate signed by the chief financial officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the holder of this Security.

          (d) In case:

          (1) the Company shall declare a dividend or other distribution on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 2(b); or

          (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than Common Stock issued pursuant to employee stock option or stock incentive plans); or

          (3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

          (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (5) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the holder of this Security, at least 20 days (or 10 days in any case specified in clause (1) OR (2) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common-Stock of record to be entitled to such dividend, distribution,, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cahs or other property deliverable upon such reclassification, consolidation, merger, conveyance transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any effect therein shall effect the legality or validity of the proceedings described in clauses (1) through (5) of this Section 2(d).

          (e) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Security, the full number of shares of Conunon Stock then issuable upon the conversion of this Security.

          (f) Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of the Security. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of this Security, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

          (g) The Company agrees that all shares of Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable (and shall be issued out of the Company's authorized but unissued Common Stock) and, except as provided in Section 2(f), the Company will pay all taxes, liens and charges with respect to the issue thereof.

          (h) In case of any consolidation of the Company with any other person, any merger of the Company into another person or of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company, the person formed by such consolidation or resulting from such merger or which acquires such properties and assets, as the case may be, shall execute and deliver to the holder of this Security a supplemental agreement providing that such holder have the right thereafter, during the period this Security shall be convertible as specified in
Section 2(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such Consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a person with which the Company consolidated, into which the Company merged or which merged into the Company or to which such conveyance, sale, transfer or lease was made as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease PROVIDED that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing share"), then for the purpose of this Section 2(h) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be is nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The above provisions of this Section 2(h) shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. In this paragraph, "securities of the kind receivable" upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of Common Stock means securities that, among other things, are registered and transferable under the Securities Act, and listed and approved for quotation in all securities markets, in each case to the same extent as such securities so receivable by a holder of Common Stock.

          (i) The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act of 1933, the Securities Exchange Act of 1934 and state securities and Blue Sky laws) for the shares of Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under such Securities
Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable in conversion hereof under the Securities Act, except pursuant to the Registration Rights Agreement between the Company and the initial holder of this Security); and (ii) will list the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any securities exchange, to qualify the Common Stock for quotation on the NASDAQ National Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

          (j) For purposes hereof:

          "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect controlling control with such specified person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Cash Distribution" means the distribution by the Company to all holders of its Common Stock of cash, other than (A) any cash that is distributed upon a merger or consolidation to which Section 2(h) applies or as part of a distribution referred to in paragraph (4) of Section 2(b), or (B) any quarterly cash dividend on the Company's outstanding Common Stock if the annualized per share amount thereof does not exceed 2% of the Closing Price of the Common Stock on the Trading Day immediately preceding the date of declaration thereof, or (C) any cash dividend on preferred stock of the Company issued and outstanding on March 16, 1998 in accordance with the terms of such preferred stock as in effect on such date.


          "Closing Price" means with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the American Stock Exchange, or, if the Common Stock is not listed on the American Stock Exchange, on the principal national securities exchange or interdealer quotation system on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing bid and asked prices per share in the Over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Common Stock" means the: Common Stock, par value $.Ol per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 2(h), shares issuable on conversion or repurchase of this Security shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; PROVIDED, HOWEVER, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of this Security shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Determination Date" means, in the case of a dividend or other distribution, including the issuance of rights, options or warrants, to shareholders, the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and, in the case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

          "Excess Purchase Payment" means the excess, if any, of (i) the amount of cash plus the fair market value (as determined in good faith by the Company's Board of Directors) of any non-cash consideration required to be paid with respect to one share of Common Stock acquired or to be acquired in a tender offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock over (ii) the current market price per share as of the last time that tenders could have been made pursuant to such tender offer.

          "Reset Date" means the day immediately following the period of five Trading Days beginning on April 16, 1998 (or if April 16, 1998 is not a Trading Day, beginning, on the next Trading Day thereafter).

          "Trading Day" means (i) if the Common Stock is listed or admitted for trading on the American Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; (ii) if the Common Stock is not so listed but is admitted to trading on the NASDAQ National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the Stock is not listed or admitted for trading on any national securities exchange or admitted on the NASDAQ National Market or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available

          3. RIGHT TO REQUIRE REPURCHASE. (a) In the event that a Change in Control (as hereinafter defined) shall occur, then the holder of its Security shall have the right, at such holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, this Security, or any portion of the principal amount hereof that is equal to $1,000 or any integral multiple thereof, on the date (the "Repurchase Date') that is 15 Trading Days after the date on which the Company gives notice thereof to the holder of this Security, at a purchase price equal to 100% of the principal amount of this Security to be repurchased) plus interest accrued to the Repurchase Date (the "Repurchase Price"); PROVIDED, HOWEVER, that installments of interest on this Security whose stated maturity is on or prior to the Repurchase Date shall be payable to the holder of this Security, or one or more predecessor Securities, registered as such on the relevant Record Date according to their terms. At the option of die Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the: conditions set forth in Section 3(b), by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price as described in Section 3(b). The Company agrees to give the holder of this Security notice of any Change in Control (and specifying whether the Repurchase Price payable in respect of any Securities tendered for repurchase will be paid in cash or by delivery of shares of Common Stock), by facsimile transmission confirmed in writing by overnight courier service, promptly and in any event within two Trading Days of the occurrence thereof.

          (b) The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 3(a), if and only if the following conditions have been satisfied:

          (1) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than die Repurchase Price. For purposes of this Section 3(b), the fair market value of shares of Common Stock shall be equal to 95 % of the average of the Closing Prices for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date;

          (2) In the event any shares of Common Stock to be issued upon repurchase of this Security require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the; Securities Act of 1933 upon issuance, such registration shall have been completed and shall have become effective prior to the Repurchase Date;

          (3) In the event any shares of Common Stock to be issued upon repurchase of this Security require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon repurchase, such registration shall have been completed, have become effective anand such approval shall have been been obtained, in each case, prior to the Repurchase Date;

          (4) The shares of Common Stock deliverable in payment of the Repurchase Price shall have been listed on the American Stock Exchange or approved for quotation in the NASDAQ National Market immediately prior to the Repurchase Date; and

          (5) All shares of Common Stock deliverable in payment of the Repurchase Price shall be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

          If all of the conditions set forth in this Section 3(b) are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash..

          (c) To exercise a repurchase right, the holder shall deliver to the Company on or before the tenth Trading Day prior to the Repurchase Date, together with this Security, written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of this Security to be repurchased (and, if this Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, if the Company notice of Change of Control specified that the Repurchase Price is to be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common, on Stock shall be issued. Such written notice shall be irrevocable, except that the right of the holder to convert this

Security (or the portion hereof) with respect to which the repurchase right is being exercised) shall continue until the close of business on the Repurchase Date.

          (d) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the holder the Repurchase Price in cash or shares of Common Stock, as provided above, or, if shires of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, to the holders of this Security, or one or more predecessor Securities, registered as such at the close of business on the relevant regular record date.

          (e) If this Security (or portion thereof) is surrendered for repurchase and is not so paid on or prior to the Repurchase Date (or if shares of Common Stock are to be delivered, as promptly after the Repurchase Date as practicable), the principal amount of this Security (or such portion hereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by this Security, and shall remain convertible into Common Stock until the principal of this Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (f) If this Security is to be repurchased only in part, it shall be surrendered to the Company at the Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing, and the Company shall execute and make available for deliver to the holder without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          (g) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any surrender for repurchase on a date whether the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of this Security declared prior to the Repurchase Date.

          (h) No fractions of shares shall be issued upon repurchase of this Security. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of this Security, the Company will deliver to the holder its check for the (current market value of such fractional share. The current market value of a fraction of a share shall be determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section 3 the current market price of a share of Common Stock shall be the Closing Price of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

          (i) Any issuance and delivery of certificates for shares of Common Stock on repurchase of this Security shall be made without charge to the holder of this Security for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the holder of this Security, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

          (j) For purposes of this Section 3.

          (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934;

          (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of this Securities, of:

          (i) the acquisition by any person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company or any employee benefit plan of the Company; or

          (ii) any consolidation or merger of the Company with or into, any other person, any merger of another person with or into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the assets of the Company to another person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction and
     (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely ,;hares of common stock);

PROVIDED, HOWEVER, that a Change in Control shall not be deemed I-.() have occurred if the Closing Price for any five Trading Days within the period of 10 consecutive Trading Days (x) ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under Claus (ii) above) or (y) ending immediately prior to the date of the Change in Control (in the case of a Change in Control under

Clause (ii) above) shall equal or exceed 105 % of the Conversion Price in effect on each such Trading Day; and

          (3) the term "Conversion Price" on any day shall equal $1,000 divided by the Conversion Rate in effect on each such day.

          4. EVENTS OF DEFAULT. (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Section 6 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon this Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default by the Company in the performance of its obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 2;

          (3) failure by the Company to give any notice of a Change of Control required to be delivered in accordance with Section 3(a); or

          (4) default in the performance, or breach, of any material covenant or warranty of the Company herein (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section 4(a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, or under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, with a principal amount then outstanding in excess of $5,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such indebtedness (in whole or in any part greater than $5,000,000) when due and payable or shall have resulted in such indebtedness (in whole or in any pail greater than $5,000,000) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestor or other similar official of the Company or of any substantial part of its property, or ordering the winding up or- liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company), in furtherance of an

          (b) If an Event of Default (other than an Event of Default specified in Section 4(a)(6) or 4(a)(7)) occurs and is continuing, then in every such case the holder of this Security may declare the principal hereof to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal and all accrued interes thereon shall become immediately due and payable. If an Event of Default specified in Section 4(a)(6) or 4(a)(7) occurs and is continuing, the principal of, and accrued interest on, this Security shall IPSO FACTO become immediately due and payable without any declaration or other act of the holders.

          (c) In addition to any, other remedy available to the holder of this Security hereunder, if the Company shall default in performance of any of its obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 2, the Company shall indemnify the holder hereof and hold it harmless from any loss or damage suffered by such holder arrising from such holder's inability to transfer or otherwise deliver the shares of Common Stock issuable upon such conversion.

          5. CONSOLIDATION, MERGER, ETC. (a) The Company shall not consolidate with or merge into any other person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any person, and the Company shall not permit any person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the! Company, unless:

          (1) in case the Company shall consolidate with or merge into another person or convey, transfer, sell or lease all or substantially all of its properties and assets to any person, the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the holder of this Security in form satisfactory to the holder, the due and punctual payment of the principal of (and premium, if any) and interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including the conversion rights provided herein;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a subsidiary of the Company as a result of such transaction as having been incurred by the Company or subsidiary of the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and


          (3) the Company has delivered to the holder of this Security an officers' certificate stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental agreement is required in connection with such transaction, such supplemental agreement, comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) Upon any consolidation of the Company with, or, merger of the Company into, any other person or any conveyance, transfer, sale, or lease of all substantially all of the properties and assets of the Company in accordance with Section 5(a), the successor person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor person has been named as the Company herein, and thereafter, except in the case of a lease, the predecessor person shall be relieved of all obligations and covenants under this security.

          6. SUBORDINATION. The Company agrees, and the holder of this Security by accepting a Security agrees, that the indebtedness evidenced by this Security is subordinated in righ of payment to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

          "Senior Indebtedness" means:

          (a) the principal of, interest (including, to the extent permitted by, applicable law, interest on or after the commencement of any bankruptcy or similar proceeding whether or not representing an allowed claim in such proceeding) on and any other amounts owing with respect to (i) any indebtedness of the Company, now or hereafter outstanding, in respect of borrowed money (other than the Securities), (ii) any indebtedness of the Company, :now or hereafter outstanding, evidenced by a bond, note, debenture, capitalized lease, letter of credit or other similar instrument, (iii) any other written obligation of the Company, now or hereafter outstanding, to pay money issued or assumed as all or part of the consideration for the acquisition of property, assets or securities and (iv) any guaranty or endorsement (other than for collection or deposit in the ordinary course of business) or discount with recourse of, or other agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire, to supply or advance funds or to become liable with respect to (directly or indirectly), any indebtedness or obligation of any person of the type referred to in the preceding subclauses (i), (ii) and (iii) now or hereafter outstanding; and

          (b) any refundings, renewals or extensions of any indebtedness or other obligation described in clause (a) above.

          Notwithstanding the foregoing, if, by the terms of the instrument creating or evidencing any indebtedness or obligation referred to in clauses (a) and (b) above, it is expressly provided that such indebtedness or obligation is not senior in right of payment to this Security, such indebtedness or obligation shall not be included as Senior Indebtedness.

          7. OTHER. (a) No provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as herein provided.

          (b) The Company will give prompt written notice to the holder of Security of any change in the location of the Designated Office.

          (c) The transfer of this Security is registrable on the Security Register of the Company upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in for satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Security for registration of transfer, the: Company and any agent of the Company may treat the person in whose name this Security is registered, as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company, nor any such agent shall be affected by notice to the contrary.

          Notwithstanding any other provision of this Security, this Security and the shares of Common Stock issuable upon conversion hereof may only be transferred by the holder of this Security (a) in the case of the Common Stock only, in a widely dispersed public offering; (b) to one or more investors, in one or more transactions, any one of whom, after such purchase, would hold not more than 2% of the shares of Common Stock then outstanding (assuming conversion of any portion of this Security so transferred); (c) to any person or entity that already controls more than 50% of the voting securities of the Company prior to such transfer; (d) in a transaction thit complies with the volume and manner of sale restrictions of Rule 144 under the Securities Act of 1933 or (e) in a transaction approved in advance by the Federal Reserve Board. The holder of this Security, by acceptance thereof, shall be deemed to have agreed to the forgoing restriction on transfers.

          (d) This Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated: March 16, 1998

                                       COLUMBIA LABORATORIES, INC.



                                       By: /s/ DAVID L. WEINBERG
                                          --------------------------
                                          Name:  David L. Weinberg
                                          Title: Vice President
Attest:

/s/ ERIC S. MILLER
-------------------------
Name:  Eric S. Miller
Title: Corporate Controll

                  ELECTION OF HOLDER TO REQUIRE RREPURCHASE

          1. Pursuant to Section 3(a) of this Security, the undersigned hereby elects to have all or a portion of this Security repurchased by the (company.

          2. The undersigned hereby directs the Company to pay [choose one] (a) it or (b) Name:_______________ ; address:________________; Social Security or
Other Taxpayer Identification Number, if any:_______________, an amount in cash or, at the Company's election, Common Stock valued as set forth in the Security, equal to 100 % of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided herein.


                                          Dated:___________________




                                                ___________________
                                                      Signature


Principal amount to be repurchased
(an integral multiple of $1,000):     ___________________


Remaining principal amount following such repurchase:
(not less than $1,000):               ___________________


NOTICE: The signature ot the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever

                               CONVERSION NOTICE

          The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principalamount hereof (which is an integral multiple of $1,000) below designated, into shares of Common Stock in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be@ registered in the name of the undersigned unless a different name has been indicated below. If shires of Common Stock or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


  Dated:_____________________
                                           ________________________
                                                   Signature



If shares or Securities are to be registered in the    If only a portion of the Securities is to be
name of a person other than the holder, please         converted, please indicate


________________________                               1.   Principal amount to be converted:
        Name
                                                            $____________

                                                       2.   Principal amount and denomination of
________________________                                    Security representing unconverted
        Address                                             principal amount to be issued:

                                                       Amount: $___________

                                                       Denominations: $________
________________________                               (any integral multiple of $1,000)
Social Security or other Taxpayer Identification
Number, if any

                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated ;is of March 16, 1998, by and between Columbia Laboratories, Inc., a Delaware corporation (the "Company"), and SBC Warburg Dillon Read Inc. (the "Purchaser") entered into in connection with the issuance of a Convertible Subordinated Note due March 15, 2005 convertible into shares of Common Stock, par value $.Ol per share ("Common Stock") of the Company.


          1. CERTAIN DEFINITIONS

          For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

               (a) "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

               (b) CONVERTIBLE NOTE" shall mean the Convertible Subordinated Note due March 15, 2005, of the Company to be issued and sold to the Purchaser and any Convertible Subordinated Note issued in exchange therefor or in lieu thereof.


               (c) "EFFECTIVE TIME" shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

               (d) "EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amendedfrom time to time.

               (e) "ISSUE DATE" shall mean the date on which a Convertible
Note is initially issued.

               (f) The term "PERSON" shall mean a corporation, association, partnership, organization, business, individual, governmental or political subdivision thereof or governmental agency.

               (g) "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 4 hereof.

               (h) "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

               (i) "SHARES" means the shares of Common Stock issuable upon exercise of the Convertible Note.

               (j) "SHELF REGISTRATION" shall have the the meaning assigned thereto in Section 2 hereof.

          In addition, capitalized terms not defined herein shall hive the meaning ascribed in the Convertible Note.

          2. SHELF REGISTRATION OF SHARES.

          (a) Upon the written request of the Purchaser, delivered at any time after June 16, 1998, the Company shall file under the Securities Act, as soon as practicable ;after such request, but no later than 20 business days therefrom a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Purchaser of, all Shares issuable upon conversion of the Convertible Notes, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (die "Shelf Registration"). The Company agrees to use its best efforts to cause the Shelf Registration to become or be declared effective on or before the later of (x) 45 calendar days after receipt of such request and (y) the first anniversary of this Registration Rights Agreement, and to keep such Shelf Registration continuously effective for a period ending oil the earliest to occur of (i) the second anniversary of the Issue Date. (ii) notification to the Company by tile Purchaser that it has sold all Shares issuable upon conversion of the Convertible Notes so owned by it, or (iii) such time as the Purchaser may sell all of such shares pursuant to Rule 144(k) under the Securities Act. The Company further agrees, 117 necessary, to supplement or make amendments to the Shelf Registration, if required by tile rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Purchaser copies of any such supplement or amendment prior to its being used and/or filed with the Commission, and will not file any such supplement or amendment to which the Purchaser reasonably objects.

          (b) Notwithstanding the foregoing, following the effectiveness of the Shelf Registration, the Company may, at any time, suspend the effectiveness of such Shelf Registrition for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to the Purchaser, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than one Suspension Period may occur within any 180 day period. The period of any such suspesion of the registration statement shall be added to the period of time the Company agrees to keep the Shelf Registration effective as provided in Section 2(a). The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser shall forthwith discontinue disposition of shares covered by the Shelf Registration until the Purchaser (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed,
(ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

          3. REGISTRATION PROCEDURES

          (a) In connection with any obligation of the Company to register Shares, the Company shall use its best efforts to effect or cause such registration to permit the sale of the Shares by the Purchaser in accordance with the intended method or methods of distribution thereof described in the applicable registration statement. In connection therewith, the Company shall, within the time specified in Section 2 above:

          (i) prepare and file with the Commission a registration statement on any form which may be utilized by the Company and which shall permit the disposition of the Shares in accordance with the intended method or methods thereof specified in writing by the Purchaser;

          (ii) comply with the provisions of the Securities Act with respect to the disposition of all of the Shares covered by such registration statement in accordance with the intended methods of disposition by the Purchaser set forth in such registration statement;

          (iii) provide (A) the Purchaser, (B) the underwriters (which term, for purposes of these Registration Rights, shall include a person deemed to be an underwriter within the meaning of Section 2(l1) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) counsel for the Purchaser reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

          (iv) for a reasonable period prior to the filing of such rcl,,istration statement, and throughout the period specified in Section 2 thereof, make available for inspection by the parties referred to in Section 3(a)(iii) above who shall certify to the Company that they have a current intention to sell the Shares pursuant to the registration statement such financial and other information and books and records of the Company, and use its best efforts to cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgement of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section II of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records provided by the Company until such time as (A) such information becomes a matter of public record (whether by virtue of its in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required Lo be set forth in such registration statement or die prospectus included therein or In an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (v) promptly notify the Purchaser, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing. (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or overt threatening of any proceedings for that purpose (D) if at any time the representations and warranties of the Company contemplated by
Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or overt threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, if such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (vii) if requested by any managing underwriter or underwriter, any placement or sales agent or the Purchaser, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required (in the reasonable good faith judgment of counsel to the Company) by the applicable rules and regulations of the Commission that such managing underwriter or underwriter, such agent or the Purchaser specify should be included therein relating to the terms of the sale of such Shares, including, without limitation, information with respect to the number of Shares being sold by the Purchaser or agent or to any underwriters, the name and description of the Purchaser, agent or underwriter, the offering price of such Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Shares to be sold by the Purchaser or agent or to such underwriter; and make all required filing of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (viii) furnish to the Purchaser, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iii) a copy of such registration statement in the form in which it became effective, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Purchaser, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus). in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and dispostion of the Shares owned by the Purchaser, offered or sold by such agent or underwritten by such underwriter and to permit the Purchaser; agent and underwriter to satisfy the prospectus delivery requirement of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Purchaser and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment therein.

          (ix) use its best efforts to (A) register or qualify the Shares to be included in such registration statement under such Securities laws or blue sky laws of such jurisdictions as the Purchaser and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request. (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during tile respective periods such registration statements are required to remain effective under Section 2 above and for so long as may be necessary to enable the Purchaser or any agent or underwriter to complete its distribution of Shares pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Purchaser, agent, if any, and underwriter, if any, to consummate the disposition in Such jurisdictions of such Shares; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this
Section 3(a)(ix) or (II) consent to general service of process in any such jurisdiction;

          (x) use its best efforts to obtain the consent or approval of each Governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the Purchaser to offer, or to consummate the disposition of, its Shares-,

          (xi) cooperate with the Purchaser and the managing underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not, once sold under the Shelf Registration, bear any restrictive legends; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Shares;

          (xii) enter into one or underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connections therewith as the Purchaser shall reasonably request in order to expedite or facilitate the disposition of the Shares;

          (xiii) notify the Purchaser in writing of any proposal by die Company to amend or waive any provision of these Registrition Rights pursuant to Section 7(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be:

          (xiv) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Shares or participate as a member of an underwriting syndicate or selling group or " assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an underwriter, a placement or sales agent or a broker or dealer in respect thereof or otherwise, provide reasonable assistance to such broker-dealer in complying with the requirement of such Rules and By-Laws, including, without limitation, by providing such information to such broker-deaier as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

          (xv) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section II(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder): and

          (xvi) use its best efforts to have the Shares approved for listing on the American Stock Exchange.

          (b) In the event that the Company would be required, pursuant to
Section 3(a)(v)(F) above, to notify the Purchaser, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to the Purchaser, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended in form and substance reasonably satisfactory to them, so that, as thereafter delivered to purchasers of Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(v)(F) hereof, the Purchaser shall forthwith discontinue the disposition of Shares pursuant to the registration statement applicable to such Shares until the Purchaser shall have received copies of such amended or supplemented prospectus, and if so directed by die Company, the Purchaser shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus covering such Shares at the time of receipt of such notice.

          (c) The Company may require the Purchaser to furnish to the Company such information regarding the Purchaser and the Purchaser's intended method of distribution of die Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Purchaser @agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Purchaser to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding the Purchaser or the Purchaser's intended method of distribution of such Shares or omits to state any material fact regarding the Purchaser or the Purchaser's intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional informations required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Purchaser or the distribution of such Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees that upon delivering any notice to the Company pursuant to this Section 3(c), the Purchaser shall forthwith discontinue the disposition of Shares pursuant to the registration statement applicable to such Shares until the Purchaser shall have the received copies of such amended or supplemented prospectus, and if so directed by the Company, the Purchaser shall deliver to the Company, (at the Company's expense) all copies, other than permanent file copies then in the purchaser's possession ofthe prospectus covering such Shares at the time of receipt of such notice.

          4. REGISTRATION EXPENSES.

          The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with these Registration Rights as they relate to the Shelf Registration, including, without limitation, (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Shares for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(ix) hereof, including reasonable fees and disbursements of counsel for the placement or sales agemt or underwriters in connection with such qualifications, (iii) all fees and expenses in connection with the approval for listing of the Shares on the American Stock Exchange (iv) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Shares and all other document relating hereto, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) (collectively, the "Registration Expenses"). Notwithstanding the foregoing, the Purchaser shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the Shares and the fees and disbursements of any counsel or other advisors or experts retained by the Purchaser.

          5. REPRESENTATIONS AND WARRANTIES.

          The Company represents and warrants to, and agrees with, the Purchaser that:


               (a) Each registration statement covering Shares and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(a)(viii) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Shares, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to the Purchaser pursuant to Section 3(a)(v)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(a)(viii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to made the statements therein not misleading in the light of the circumstances then existing; provided, however, that his representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company by the Purchaser expressly for use therein.

               ((b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, or if amended, when amended, as the case may be, will conform or conformed in all material respect to the requirements of the Exchange Act, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in the Company by the Purchaser expressly for use therein.

          6. INDEMNIFICATION

               (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of Shares pursuant to Section 2 hereof, and in consideration of the agreements of the Purchaser contained herein, and as an inducement to the Purchaser to purchase the Convertible Notes, the Company shall, and it hereby agrees to, indemnify and hold harmless the Purchaser and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Shares against any losses, claims, damages or liabilities, joint or several, to which the Purchaser or any such agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to tile Purchaser, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or Necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Purchaser, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with information furnished to the Company by such person expressly for use therein.

               (b) INDEMNIFICATION BY THE PURCHASER AND ANY AGENTS AND UNDERWRITER. The Company may require, as a condition to including, any Shares in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Purchaser and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon an untrue statement or alleged untrue statement of material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchaser, agent or underwriter, or any amendment or Supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

               (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by indemnified party on the one hand and the indemnifying party on the other from any offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total purchase price received by the Company upon issuance of the Convertible Note bears to the difference between the proceeds from the offering of the Shares received by the Purchaser and such purchase price. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchaser or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute any amount in excess of the amount by the Purchaser from the sale of any Shares (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which the Purchaser have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason or such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's and any underwriters' obligations in this
Section 6(d) to contribute shall be several in proportion to the principal amount of Shares registered or underwritten, as the case may be, by them and not joint.

               (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Purchaser, any agent and any underwriter and each person, if any, who controls the Purchaser or any agent or underwriter within the meaning of the Securities Act; and the obligations of the Purchaser and any agent and underwriters contemplated by this Section 6 shall be in addition to any liability which the Purchaser or any such agent or underwriter, respectively, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in arty registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

          7. MISCELLANEOUS.

               (a) NO INCONSISTENT AGREEMENTS. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Shares or any other securities which would be inconsistent with the terms contained in these Registration Rights.

               (b) SPECIFIC PERFORMANCE. (b) The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under these Registration Rights in accordance with the terms and conditions of these Registration Rights, in any court of the United States or State thereof having jurisdiction.

               (c) NOTICES. Any notice or other communication required or permitted to be given hereunder may be given by personal delivery, transmitted by facsmile, sent by nationally-recognized, overnight courier or mailed by pre-paid certified mail, return receipt requested, or may given by telephone when confirmed in writing by one of the preceding methods, addressed is follows (as applicable):

                  If to the Company, to:

                  Columbia Laboratories, Inc.
                  2665 South Bayshore Drive
                  Miami, Florida 33133
                  Attention: David Weinberg
                  Telephone: (305) 860-1692
                  Facsimile: (305) 860-1671


                  If to the Purchaser, to:

                  SBC Warburg Dillon Read Inc.
                  677 Washington Blvd.
                  Stamford, CT 06901
                  Attention: General Counsel Capital Markets
                  Telephone: (203) 719-3000
                  Facsimile: (203) 719-601)7

or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Any notice or other communication required or permitted hereunder shall be effective upon actual receipt, in the case of personal delivery, facsimile transmission, overnight courier or certified mail, or upon actual receipt of written confirmation, in the case of notice by telephone.

          (d) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in these Registration Rights or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Purchaser, any director, officer or partner of the Purchaser, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing.

          (e) LAW GOVERNING. These Registration Rights shall be governed by and construed in accordance with the laws of the State of New York.

          (f) HEADINGS. The descriptive headings of the several Sections and paragraphs of these Registration Rights are inserted for convenience only, do not constitute a part of these Registration Rights and shall not affect in any way the meaning or interpretation of these Registration Rights.

          (g) ENTIRE AGREEMENT AMENDMENTS. These Registration Rights and the other writings referred to herein or delivered pursuant hereto which form part hereof contain the entire understanding of the parties with respect to its subject matter, These Registration Rights supersede all prior agreements and understandings between the parties with respect to its subject matter. These Registration Rights may be amended and the observance of any term Of these Registration Rights may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Purchaser.

          (h) ASSIGNMENT. In connection with any permitted transfer of the Convertible Note or any portion thereof in a principal amount of not less than $ 1,000,000 the Purchaser may assign its rights hereunder in respect of such Convertible Note to the transferee. Upon such assignment the transferee shall, insofar as the transferred Convertible Notes are concerned, be entitled to all of the rights, and be subject to all of the obligations, of the Purchaser under these Registration Rights, and all references to thee "Purchaser" herein shall thereafter be deemed to refer to the Purchaser, or such transferee, or both, as the circumstances warrant; PROVIDED that the right to request registration of Shares under Section 2 hereof may only be exercised by holders of a majority in interest of die Shares (including for this purpose, as holders of Shares, holders of Convertible Notes convertible for such Shares) then subject to these Registrition Rights.

          (i) COUNTERPARTAS. This agreement may be executed by the parties counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          Agreed to and accepted as of the date referred to above.

                                   COLUMBIA LABORATORIES, INC.


                                   By: /s/ DAVID L. WEINBERG
                                       ------------------------
                                       Name:  David L. Weinberg

                                       Title: Vice President



                                    SBC WARBURG DILLON READ INC.


                                    By: /s/ DANIEL COLEMAN
                                        ------------------------
                                        Name:  Daniel Coleman

                                        Title: Managing Director
                                               Convertibles



                                     SBC WARBURG DILLON READ INC.


                                     By: /s/ DAVID P. STOWELL
                                         ------------------------
                                         Name:  David P. Stowell

                                         Title: Managing Director